--------------------------------------------------------------------------------




                                    Colonial

                            Federal Securities Fund


                                    [Photo]


                                 Annual Report

                                October 31, 1996


                           ---------------------------
                           Not FDIC- May lose value
                           Insured   No bank guarantee
                           ---------------------------

--------------------------------------------------------------------------------

                  COLONIAL FEDERAL SECURITIES FUND HIGHLIGHTS
                      November 1, 1995 - October 31, 1996

Investment Objective: Colonial Federal Securities Fund seeks as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities.

THE FUND IS DESIGNED TO OFFER:

     - High current monthly income
     - Longer-term total return potential
     - A quality portfolio


PORTFOLIO MANAGER COMMENTARY: "Economic and market conditions for fixed income investments were mixed throughout the fiscal year. In this changing environment, your Fund benefited from active management, which helped reduce risk and improve
performance."                                                -- Leslie Finnemore

                  COLONIAL FEDERAL SECURITIES FUND PERFORMANCE

--------------------------------------------------------------------------------
                                                              CLASS A    CLASS B
Inception dates                                               3/30/84    6/08/92
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distributions declared per share                              $0.696     $0.617
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SEC yields on October 31, 1996*                                 5.62%      5.15%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
12-month total returns, assuming                                3.88%      3.11%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value per share at 10/31/96                         $10.53     $10.53
--------------------------------------------------------------------------------

*The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share.

PORTFOLIO STRUCTURE**                       AVERAGE LIFE BREAKDOWN**
(as of 10/31/96)                            (as of 10/31/96)
 ................................................................................
Treasury Securities .........32.82%         1-5 years ...................18.90%
FNMAs .......................32.38%         5-10 years ..................59.85%
FHLMCs ......................19.06%         10-20 years .................21.25%
GNMAs .......................14.24%
Agencies .................... 1.50%

** Since the Fund is actively managed, there can be no guarantee the portfolio holdings and maturities shown will continue in the future. All figures are percentages of senior securities.

                                       2

                              PRESIDENT'S MESSAGE
                              To Fund Shareholders

I am pleased to present your Fund's annual report for the
fiscal year ended October 31, 1996. This report gives us the opportunity to share our analysis of your fund and the
investment environment over the past 12 months.                   [Photo]

The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996. Furthermore, in the bond market, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. However, we believe that the bond market volatility should be somewhat reduced in the months ahead.

In the U.S. stock market, generally favorable conditions prevailed throughout most of the period with both large and small company stocks posting strong returns until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records.

Internationally, we are still seeing declining interest rates in most markets. Japan's recovery is modest and interest rates are being held low. China is reducing rates, now that inflation has declined into single digits. In Europe, short-term interest rates are much lower than long-term ones, creating a steep yield curve. We expect this situation to continue until we see an increase in economic activity.

Our expectations include moderate economic growth continuing into the first half of 1997. If our current projections hold, we may see the economy picking up again in the second half of 1997.

In the following pages, you'll find detailed information on your Fund's perfor mance as well as an in-depth discussion with the portfolio manager. As always, we appreciate the opportunity to help you meet your investment goals.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
December 10, 1996

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

LESLIE FINNEMORE is portfolio manager of Colonial Federal Securities Fund and is vice president of Colonial Management Associates, Inc.

Q. HOW DID THE U.S. GOVERNMENT MARKET PERFORM DURING THE PAST TWELVE MONTHS?

A. During the past twelve months, the market psychology shifted from prospects of lowering short-term interest rates, to expectations of the Fed holding interest rates steady. The period began with slow economic growth, low inflation and declining interest rates. These factors contributed to price increases in the fixed-income markets. During the second half of the period, strong employment growth, retail sales, housing activity and auto sales led to increasing interest rates. While the bond market was volatile during the Fund's fiscal year, conditions were not as severe as they were in 1994. The Fund's active management helped the Fund's Class A shares achieve a total return of 3.88%.

Q. WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD?

A. Active management of the mortgage-backed portion of the Fund was the most important element of the investment strategy. That's because these securities fluctuate with changes in interest rates. At the end of 1995, we increased the Fund's mortgage holding to over 87% of total net assets. We did this to take advantage of market expectations of risk in the mortgage markets. Expectations of slower economic growth, the Fed's easing, and the lowering of interest rates, resulted in attractive compensation for refinancing risks that never materialized. Since that time, we have reduced the Fund's exposure to mortgages to 78%.

Another important aspect of the Fund's strategy relates to duration management. Duration measures the Fund's sensitivity to changes in interest rates. As interest rates increase, mortgage-backed bond duration gets longer because refinancing expectations decrease. Within the portfolio, we use active management to prevent the Fund's duration from lengthening, which helped to control risk in a shifting bond market environment.

Q. HOW DID THE FUND'S PERFORMANCE COMPARE TO THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX?

A. The Fund underperformed the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged index that tracks the performance of government bonds with maturities of ten years or less. The total return for the Fund's Class A shares, based on net asset value, was 3.88% while the return of the Index was 5.67%. This underperformance may be attributable to the Fund having a longer duration than the Index. However, the Fund's longer duration has rewarded its investors over time.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. We believe that the volatility that has characterized the market over the last several months will be somewhat reduced. Further, we anticipate economic fundamentals like low inflation and moderate growth may prevail, indicating a positive environment for fixed-income markets. We will continue to actively manage the Fund with the goal of improving return while moderating risk.

          COLONIAL FEDERAL SECURITIES FUND INVESTMENT PERFORMANCE VS.
             THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
              Change in Value of $10,000 from 10/31/86 - 10/31/96
                    Based on NAV and MOP for Class A Shares

                                 [Area Graph]
          -----------------------------------------------------------
          Label       CFSF              NAV         MOP         INDEX
          -----------------------------------------------------------
              1       Oct 31, 86        10000        9525       10000
              2       Jan 31, 87        10341        9850       10213
              3       Apr 30, 87         9978        9505       10060
              4       Jul 31, 87         9928        9456       10179
              5       Oct 31, 87         9882        9413       10324
              6       Jan 31, 88        10621       10117       10747
              7       Apr 30, 88        10381        9887       10797
              8       Jul 31, 88        10494        9995       10887
              9       Oct 31, 88        11086       10559       11243
             10       Jan 31, 89        11237       10703       11269
             11       Apr 30, 89        11454       10910       11501
             12       Jul 31, 89        12233       11652       12266
             13       Oct 31, 89        12463       11871       12413
             14       Jan 31, 90        12271       11689       12494
             15       Apr 30, 90        12052       11479       12513
             16       Jul 31, 90        12850       12240       13131
             17       Oct 31, 90        12818       12209       13384
             18       Jan 31, 91        13570       12926       13916
             19       Apr 30, 91        13846       13188       14223
             20       Jul 31, 91        13999       13334       14470
             21       Oct 31, 91        14783       14081       15167
             22       Jan 31, 92        15194       14472       15566
             23       Apr 30, 92        15261       14536       15692
             24       Jul 31, 92        15994       15234       16466
             25       Oct 31, 92        16136       15370       16661
             26       Jan 31, 93        16869       16067       17119
             27       Apr 30, 93        17515       16683       17571
             28       Jul 31, 93        18092       17233       17813
             29       Oct 31, 93        18548       17667       18195
             30       Jan 31, 94        18676       17789       18359
             31       Apr 30, 94        17426       16598       17728
             32       Jul 31, 94        17668       16829       17977
             33       Oct 31, 94        17330       16507       17884
             34       Jan 31, 95        17774       16930       18153
             35       Apr 30, 95        18632       17747       18821
             36       Jul 31, 95        19498       18572       19484
             37       Oct 31, 95        20245       19283       19993
             38       Jan 31, 96        21097       20095       20609
             39       Apr 30, 96        20005       19055       20239
             40       Jul 31, 96        20170       19212       20497
             41       Oct 31, 96        21030       20031       21127

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value (NAV) would have been valued at $13,102 on October 31, 1996. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $12,906 on October 31, 1996.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of intermediate-term U.S. government securities. Unlike mutual funds, indexes do not incur fees or charges, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/96 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                                   CLASS A SHARES              CLASS B SHARES
                                 Inception 3/30/84            Inception 6/8/92
                                  NAV          MOP           NAV         w/CDSC
--------------------------------------------------------------------------------
1 year                            2.84%       (2.04)%        2.07%       (2.74)%
--------------------------------------------------------------------------------
5 years                           6.92%        5.89%           --           --
--------------------------------------------------------------------------------
10 years                          7.61%        7.09%           --           --
--------------------------------------------------------------------------------
Since inception                   9.37%        8.95%         5.84%        5.47%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the applicable charges of: one year, 5%, since inception, 2%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                                       5

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1996 (IN THOUSANDS)
U.S GOVERNMENT & AGENCY
OBLIGATIONS - 119.1%                                       PAR          VALUE
-------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 80.0%
                    MATURITIES
   COUPON            FROM/TO
-------------       ----------
Federal National Mortgage Association:
           6.240%     2000                               $ 19,600    $   19,652
                                                                     ----------
Federal National Mortgage Association:
           6.000%   2023-2024                              40,783        38,246
           6.500%   2003-2026                              81,961        78,980
           7.000%   2010-2025            (a)(b)           148,754       146,882
           7.500%   2006-2011               (b)           118,044       119,921
           8.000%   2008-2019                               3,791         3,939
           8.250%   2008-2011                               1,596         1,628
           8.500%   2008-2017                               6,558         6,846
           9.000%   2002-2021                              23,783        24,987
           9.500%   2008-2018                               2,049         2,207
          10.500%     2004                                     83            92
                                                                     ----------
                                                                        423,728
                                                                     ----------

Collateralized Mortgage Obligations:
           5.000%     2013                                 11,099        10,533
           6.500%     2014                                 18,095        17,105
           6.750%   2020-2021                              26,878        26,180
           8.500%     2021                                  1,777         1,821
           8.750%     2020                                 15,900        16,402
                                                                     ----------
                                                                         72,041
                                                                     ----------

Federal Home Loan Mortgage Corporation:
           6.500%     2024                  (b)           125,000       123,086
           7.000%     2024                  (b)            15,000        15,023
           7.500%     2016                                  1,113         1,126
           8.000%   2003-2016                               4,628         4,793
           8.500%   2007-2010                               3,718         3,900
           8.750%   2004-2010                               1,559         1,640
           9.000%   2001-2022                               7,502         7,927
           9.250%   2008-2016                               5,859         6,207
           9.500%   2004-2016                               2,476         2,679
           9.750%   2008-2016                                 978         1,050
          10.000%     2019                                  2,875         3,139
          10.250%   2009-2013                               1,447         1,574
          10.500%   2017-2020                               2,245         2,490
          11.250%   2003-2016                               2,169         2,432
          11.500%     2015                                    156           177
          12.000%     2013                                    103           117
                                                                     ----------
                                                                        177,360
                                                                     ----------

                      Investment Portfolio/October 31, 1996
-------------------------------------------------------------------------------
Government National Mortgage Association:
           6.500%   2023-2026                            $118,127      $113,679
           7.500%   2006-2007                               1,236         1,257
           8.000%   2005-2008                                  93            96
           9.000%   2008-2017                               9,100         9,756
           9.500%   2009-2019                              25,939        28,144
          10.000%   2000-2003                                 455           482
          10.500%   2013-2021                              17,523        19,599
          11.000%     2010                                      4             5
          11.500%   2013-2015                                  63            73
          11.750%   2013-2015                                 296           345
          12.000%   2012-2015                               1,017         1,196
          12.500%   2010-2014                               6,889         8,166
          13.000%   2011-2015                               2,977         3,562
                                                                     ----------
                                                                        186,360
                                                                     ----------

TOTAL GOVERNMENT AGENCIES (cost of $854,978)                            879,141
                                                                     ----------

GOVERNMENT OBLIGATIONS - 39.1%
U.S. Treasury Bonds:
           6.750%   08/15/26                               16,848        17,048
          12.000%   08/15/13             (a)               91,051       131,085
          12.750%   11/15/10             (a)               46,873        66,882
                                                                     ----------
                                                                        215,015
                                                                     ----------

U.S. Treasury Notes:
           5.750%   10/31/00                               32,445        32,126
           6.250%   10/31/01                                9,958        10,023
           6.500%   10/15/06                               29,318        29,606
           6.625%   06/30/01                               45,000        45,947
           6.875%   05/15/06                               11,738        12,152
          10.375%   11/15/12             (a)               53,118        68,813
                                                                     ----------
                                                                        198,667
                                                                     ----------

U.S. Treasury STRIP:
                    11/15/08                               34,600        15,715
                                                                     ----------


TOTAL GOVERNMENT OBLIGATIONS (cost of $436,351)                         429,397
                                                                     ----------
TOTAL INVESTMENTS (cost of $1,291,329)                                1,308,538
                                                                     ----------

                      Investment Portfolio/October 31, 1996
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 7.7%                              PAR          VALUE
===============================================================================
Repurchase agreement with Lehman Brothers , Inc.
dated 10/31/96, due 11/01/96 at 5.53%, collateralized
by U.S. Treasury bonds and notes with various maturities
to 2023, market value $86,283 (repurchase
proceeds $84,619)                                        $ 84,606    $   84,606


OTHER ASSETS & LIABILITIES, NET - (26.8%)                              (293,986)
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $1,099,158
                                                                     ==========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $336,114 are being used to collateralize the delayed delivery purchases indicated in note (b) below.
(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) Cost for federal income tax purposes is $1,291,433.

   Acronym                             Name
 -----------       ----------------------------------------------
    STRIP       Separately Traded Receipt for Interest and Principal



See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,291,329)                                $1,308,538
Short-term obligations                                                    84,606
                                                                      ----------
                                                                       1,393,144
Receivable for:
  Interest                                             $   13,387
  Investments sold                                          1,233
  Fund shares sold                                            229
Other                                                         485         15,334
                                                       ----------     ----------
    Total Assets                                                       1,408,478

LIABILITIES
Payable for:
  Investments purchased                                   300,929
  Distributions                                             6,084
  Fund shares repurchased                                   2,185
Payable to custodian bank                                       7
Accrued:
   Deferred Trustees fees                                       8
   Other                                                      107
                                                       ----------
    Total Liabilities                                                    309,320
                                                                      ----------


NET ASSETS                                                            $1,099,158
                                                                      ==========

Net asset value & redemption price per share -
Class A (1,025,769/97,444)                                            $    10.53
                                                                      ==========

Maximum offering price per share - Class A
($10.53/0.9525)                                                       $    11.06(a)
                                                                      ==========

Net asset value & offering price per share -
Class B ($73,389/6,972)                                               $    10.53(b)
                                                                      ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                       $1,339,688
Overdistributed net investment income                                     (6,119)
Accumulated net realized loss                                           (251,620)
Net unrealized appreciation                                               17,209
                                                                      ----------
                                                                      $1,099,158
                                                                      ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1996
(in thousands)
INVESTMENT INCOME
Interest                                                                   $ 86,495
Dollar roll fee income                                                        5,858
                                                                           --------
                                                                             92,353

EXPENSES
Management fee                                                  $  7,614
Service fee                                                        2,959
Distribution fee - Class B                                           573
Transfer agent                                                     2,576
Bookkeeping fee                                                      406
Custodian fee                                                        107
Trustees fee                                                          63
Audit fee                                                             52
Registration fee                                                      39
Reports to shareholders                                               22
Legal fee                                                              5
Other                                                                107     14,523
                                                                --------   --------
       Net Investment Income                                                 77,830
                                                                           --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
Investments                                                      (17,547)
Closed futures contracts                                          (2,022)
                                                                --------
    Net Realized Loss                                                       (19,569)
Net unrealized appreciation (depreciation) during
the period on:
Investments                                                      (19,122)
Open futures contracts                                             3,258
                                                                --------
    Net Unrealized Depreciation                                             (15,864)
                                                                           --------
       Net Loss                                                             (35,433)
                                                                           --------
Net Increase in Net Assets From Operations                                 $ 42,397
                                                                           ========

See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
(in thousands)                                          Year ended October 31
                                                     ==========================
                                                        1996            1995
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                $   77,830      $   92,442
Net realized gain (loss)                                (19,569)         22,347
Net unrealized appreciation (depreciation)              (15,864)         91,457
                                                     ----------      ----------
    Net Increase from Operations                         42,397         206,246
Distributions:
From net investment income - Class A                    (71,821)        (85,675)
From net realized gains - Class A                          --            (3,434)
From capital paid in - Class A                           (1,286)           --
From net investment income - Class B                     (4,388)         (4,557)
From net realized gains - Class B                          --              (183)
From capital paid in - Class B                              (79)           --
                                                     ----------      ----------
                                                        (35,177)        112,397
                                                     ----------      ----------
Fund Share Transactions:
Receipts for shares sold - Class A                       80,869          94,460
Value of distributions reinvested - Class A              35,050          41,805
Cost of shares repurchased - Class A                   (258,356)       (319,215)
                                                     ----------      ----------
                                                       (142,437)       (182,950)
                                                     ----------      ----------
Receipts for shares sold - Class B                       14,215          18,308
Value of distributions reinvested - Class B               2,316           2,478
Cost of shares repurchased - Class B                    (19,854)        (17,867)
                                                     ----------      ----------
                                                         (3,323)          2,919
                                                     ----------      ----------
  Net Decrease from Fund Share Transactions            (145,760)       (180,031)
                                                     ----------      ----------
        Total Decrease                                 (180,937)        (67,634)

NET ASSETS
Beginning of period                                   1,280,095       1,347,729
                                                     ----------      ----------
End of period (net of overdistributed net
  investment income of $6,119 and $6,970,
  respectively)                                      $1,099,158      $1,280,095
                                                     ==========      ==========

NUMBER OF FUND SHARES
Sold - Class A                                            7,582           9,160
Issued for distributions reinvested - Class A             3,329           4,058
Repurchased - Class A                                   (24,368)        (30,800)
                                                     ----------      ----------
                                                        (13,457)        (17,582)
                                                     ----------      ----------
Sold - Class B                                            1,342           1,772
Issued for distributions reinvested - Class B               221             240
Repurchased - Class B                                    (1,883)         (1,727)
                                                     ----------      ----------
                                                           (320)            285
                                                     ----------      ----------

See notes to financial statements

                            STATEMENT OF CASH FLOWS
(in thousands)                                        Year ended October 31, 1996
                                                      ===========================
NET CHANGE IN CASH
Cash flows from operating activities:
Interest received                                       $    89,501
Dollar roll fee income received                               6,478
Operating expenses paid                                     (14,493)
                                                        -----------
    Net cash provided by operating activities                          $  81,486

Cash flows from investing activities:
Purchases of securities and
  short-term obligations                                 (6,191,464)
Proceeds from sales of securities and
  short-term obligations                                  6,336,986
Futures contracts                                            (2,022)
                                                        -----------
    Net cash provided by investing activities                            143,500
                                                                       ---------
NET CASH PROVIDED BY OPERATING AND
  INVESTING ACTIVITIES                                                   224,986

Cash flows from financing activities:
Proceeds from shares sold                                    95,628
Cost of shares repurchased                                 (279,565)
Cash dividends paid                                         (41,056)
                                                        -----------
    Net cash used by financing activities                               (224,993)
                                                                       ---------

Net change in cash                                                            (7)
Cash - beginning of period                                                     0
                                                                       ---------
Payable to custodian bank                                              $      (7)
                                                                       =========

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

Net increase in net
  assets resulting from operations                                     $  42,397
Decrease in investments                                 $   344,579
Decrease in interest and fees receivable                      4,860
Increase in receivable from investment
  securities sold and futures contracts                        (520)
Decrease in payable for
  investment securities purchased                          (166,414)
Decrease in other assets                                         56
Increase in accrued expenses and liabilities                     28
                                                          ---------
    Total                                                                182,589
                                                                       ---------
Net cash provided by operating
  and investing activities                                             $ 224,986
                                                                       =========

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996


NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Federal Securities Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES - CONT
--------------------------------------------------------------------------------

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents the payable due to the custodian bank as of October 31, 1996.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the

                 Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------

term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book- entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the
investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:
       Average Net Assets                   Annual Fee Rate
       ------------------                   ---------------
       First $1 billion                         0.65%
       Next $1 billion                          0.60%
       Next $1 billion                          0.50%
       Over $3 billion                          0.40%

BOOKKEEPING FEE:  The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:
       Average Net Assets                   Annual Fee Rate
       ------------------                   ---------------
       First $50 million                      No charge
       Next $950 million                        0.035%
       Next $1 billion                          0.025%
       Next $1 billion                          0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

                 Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $45,981 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $274,363 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ACTIVITY: For the year ended October 31, 1996, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $1,421,758,576 and $1,690,884,460 respectively. Unrealized appreciation (depreciation) at October 31, 1996, based on cost of investments for federal income tax purposes was:
       Gross unrealized appreciation          $ 32,055,464
       Gross unrealized depreciation           (14,950,734)
                                              ------------
           Net unrealized appreciation        $ 17,104,730
                                              ============

Information regarding dollar roll transactions that are other than normal settlement are as follows:
    Maximum amount outstanding during the period                  $182,690,625
    Average amount outstanding during the period                  $114,416,937
    Amount outstanding at October 31, 1996                        $    --

The average amount outstanding during the period was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the period ended October 31, 1996.

                 Notes to Financial Statements/October 31, 1996
--------------------------------------------------------------------------------

CAPITAL LOSS CARRYFORWARDS: At October 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:
         Year of                             Capital loss
        expiration                           carryforward
       -------------                        ---------------
       1997                                  $ 84,080,000
       1998                                    22,515,000
       1999                                    36,282,000
       2000                                       595,000
       2002                                    84,302,000
       2004                                    21,929,000
                                             ------------
                                             $249,703,000
                                             ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund sells Treasury bond futures contracts to manage overall portfolio interest rate exposure and not for trading purposes. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or the underlying securities, or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

                                  FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                          Year ended October 31
                                                --------------------------------------
                                                       1996                 1995
                                                Class A    Class B    Class A  Class B
                                                -------    -------    -------  -------
Net asset value -
   Beginning of period                          $10.830    $10.830    $ 9.950  $ 9.950
                                                -------    -------    -------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.696      0.617      0.710    0.633
Net realized and
unrealized gain (loss)                           (0.300)    (0.300)     0.907    0.907
                                                -------    -------    -------  -------
   Total from Investment
      Operations                                  0.396      0.317      1.617    1.540
                                                -------    -------    -------  -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                (0.684)    (0.606)    (0.709)  (0.632)
From net realized gains                              --         --     (0.028)  (0.028)
From capital
paid in                                          (0.012)    (0.011)        --       --
                                                -------    -------    -------  -------
  Total Distributions
   Declared to
   Shareholders                                  (0.696)    (0.617)    (0.737)  (0.660)
                                                -------    -------    -------  -------
Net asset value -
   End of period                                $10.530    $10.530    $10.830  $10.830
                                                =======    =======    =======  =======
Total return (c)                                  3.88%      3.11%     16.82%   15.96%
                                                =======    =======    =======  =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.18%(f)   1.93%(f)    1.17%    1.92%
Net investment income                             6.62%(f)   5.87%(f)    7.04%    6.29%
Portfolio turnover                                 125%       125%        171%     171%
Net assets at end
of period (in millions)                         $1,026     $   73     $1,201   $   79

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.247 and $0.095 respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                         FINANCIAL HIGHLIGHTS -continued

               Year ended October 31
=======================================================
          1994              1993                  1992
Class A  Class B  Class A  Class B  Class A     Class B (a)
-------  -------  -------  -------  -------     -------
$11.460  $11.460  $10.750  $10.750  $10.800     $10.730
-------  -------  -------  -------  -------     -------

  0.821    0.741    0.819    0.737    0.796       0.286

 (1.560)  (1.560)   0.739    0.739    0.157       0.095
-------  -------  -------  -------  -------     -------

 (0.739)  (0.819)   1.558    1.476    0.953       0.381
-------  -------  -------  -------  -------     -------

 (0.771)  (0.691)  (0.781)  (0.706)  (0.796)     (0.286)
     --       --   (0.067)  (0.060)      --          --
     --       --       --       --   (0.207)(b)  (0.075)(b)
-------  -------  -------  -------  -------     -------

 (0.771)  (0.691)  (0.848)  (0.766)  (1.003)     (0.361)
-------  -------  -------  -------  -------     -------

$ 9.950  $ 9.950  $11.460  $11.460  $10.750     $10.750
=======  =======  =======  =======  =======     =======
 (6.57%)  (7.28%)  14.94%   14.11%    9.15%        3.47%(d)
=======  =======  =======  =======  =======     =======

  1.16%    1.91%    1.17%    1.92%    1.24%        1.99%(e)
  7.80%    7.05%    7.37%    6.62%    7.36%        6.61%(e)
   121%     121%     252%     252%      18%          18%

$ 1,278  $   70   $1,736   $   68   $1,809      $    28


-------------------------------------------------------
State Tax Information (unaudited)
An average of 32% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 50% of the Fund's distributions (43% of gross income) was derived from interest on direct U.S.
Treasury bonds, notes and bills.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF COLONIAL FEDERAL SECURITIES FUND

   In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Federal Securities Fund (a series of Colonial Trust III) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1996

                              SHAREHOLDER SERVICES
                            to Make Investing Easier

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of class a shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

                                                                              -
For fund prices, dividends, and capital gains information ..........    press 1
                                                                              -
                                                                              -
For account information ............................................    press 2
                                                                              -
                                                                              -
To speak to a Colonial representative ..............................    press 3
                                                                              -
                                                                              -
For yield and total return information ............................     press 4
                                                                              -
                                                                              -
For duplicate statements or new supply of checks ..................     press 5
                                                                              -
                                                                              -
To order duplicate tax forms and year-end statements ..............     press 6
(February through May)                                                        -
                                                                              -
To review your options at any time during your call ...............     press *
                                                                              -
To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Federal Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Federal Securities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[LOGO] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


        COLONIAL INVESTMENT SERVICES, INC., Distributor [Copyright] 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                           FS-02/978C-1096 M (12/96)
--------------------------------------------------------------------------------

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